SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                            Eaton Vance Growth Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

                                   EATON VANCE
                            GREATER CHINA GROWTH FUND
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in Eaton Vance Greater China Growth Fund. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; if shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).

The Fund mailed you proxy material concerning the upcoming special meeting of shareholders, which is scheduled for June 6, 2003. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he requires. If a NOBO, he/she should contact his/her broker. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposals? Do you have any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board of Trustees has recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

     Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, (if shares are registered to an entity, ask for his/her title and confirm that he/she is authorized to direct the voting of Eaton Vance Greater China Growth Fund shares), your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co. on behalf of Eaton Vance Greater China Growth Fund. Today's date is __________ and the time is _________.

May I please have your full name? (If shareholder is an entity, ask for his/her title? Also ask him/her to confirm that he/she is authorized to direct the voting of Eaton Vance Greater China Growth Fund shares?)

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for the last 4 digits of the entity's Tax Identification Number)

     Input the last 4 digits of the SSN/TIN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

ACTUAL VOTING

Your Board of Trustees is asking you to consider a series of proposals which they have studied carefully. They recommend that you vote in favor of all proposals. Would you like to vote in favor of all the proposals as recommended by your Board?

     If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are:

        F = For proposal.
        A = Against proposal.
        B = Abstain.

     For Trustee voting, the only valid responses are:

        F = For at least one or more of the nominees.
        W = Withhold authority for all nominees.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the Fund.

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                            EATON VANCE GREATER CHINA
                                  GROWTH FUND



--------------------------------------------------------------------------------
ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of EATON VANCE GREATER CHINA GROWTH FUND. You should have received material in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled to be held on JUNE 6, 2003.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-848-3155.

Thank you for your consideration.

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
  Eaton Vance Mutual Funds Trust          Eaton Vance Special Investment Trust

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

                                   EATON VANCE
                              LARGE-CAP VALUE FUND
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in Eaton Vance Large-Cap Value Fund. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; if shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).

The Fund mailed you proxy material concerning the upcoming special meeting of shareholders, which is scheduled for June 6, 2003. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he requires. If a NOBO, he/she should contact his/her broker. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposals? Do you have any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board of Trustees has recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

     Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, (if shares are registered to an entity, ask for his/her title and confirm that he/she is authorized to direct the voting of Eaton Vance Large-Cap Value Fund shares), your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co. on behalf of Eaton Vance Large-Cap Value Fund. Today's date is __________ and the time is _____________.

May I please have your full name? (If shareholder is an entity, ask for his/her title? Also ask him/her to confirm that he/she is authorized to direct the voting of Eaton Vance Large-Cap Value Fund shares?)

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for the last 4 digits of the entity's Tax Identification Number)

     Input the last 4 digits of the SSN/TIN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

ACTUAL VOTING

Your Board of Trustees is asking you to consider a series of proposals which they have studied carefully. They recommend that you vote in favor of all proposals. Would you like to vote in favor of all the proposals as recommended by your Board?

     If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are:

        F = For proposal.
        A = Against proposal.
        B = Abstain.

     For Trustee voting, the only valid responses are:

        F = For at least one or more of the nominees.
        W = Withhold authority for all nominees.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the Fund.

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                              EATON VANCE LARGE-CAP
                                   VALUE FUND



--------------------------------------------------------------------------------
ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of EATON VANCE LARGE-CAP VALUE FUND. You should have received material in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled to be held on JUNE 6, 2003.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-848-3155.

Thank you for your consideration.

                             EATON VANCE TAX-MANAGED
                            SMALL-CAP GROWTH FUND 1.1
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; if shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).

The Fund mailed you proxy material concerning the upcoming special meeting of shareholders, which is scheduled for June 6, 2003. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he requires. If a NOBO, he/she should contact his/her broker. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposals? Do you have any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board of Trustees has recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

     Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, (if shares are registered to an entity, ask for his/her title and confirm that he/she is authorized to direct the voting of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 shares), your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co. on behalf of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. Today's date is __________ and the time is __________.

May I please have your full name? (If shareholder is an entity, ask for his/her title? Also ask him/her to confirm that he/she is authorized to direct the voting of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 shares?)

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for the last 4 digits of the entity's Tax Identification Number)

     Input the last 4 digits of the SSN/TIN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

ACTUAL VOTING

Your Board of Trustees is asking you to consider a series of proposals which they have studied carefully. They recommend that you vote in favor of all proposals. Would you like to vote in favor of all the proposals as recommended by your Board?

     If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are:

        F = For proposal.
        A = Against proposal.
        B = Abstain.

For Trustee voting, the only valid responses are:

        F = For at least one or more of the nominees.
        W = Withhold authority for all nominees.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the Fund.

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                             EATON VANCE TAX-MANAGED
                                SMALL-CAP GROWTH
                                    FUND 1.1



--------------------------------------------------------------------------------
ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1. You should have received material in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled to be held on JUNE 6, 2003.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-848-3155.

Thank you for your consideration.

                             EATON VANCE TAX-MANAGED
                            SMALL-CAP GROWTH FUND 1.2
                                TELEPHONE SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., on behalf of your investment in Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; if shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).

The Fund mailed you proxy material concerning the upcoming special meeting of shareholders, which is scheduled for June 6, 2003. I am calling to find out if you have received these materials. Do you have a moment?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he requires. If a NOBO, he/she should contact his/her broker. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposals? Do you have any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board of Trustees has recommended that he/she vote in favor of all proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

     Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, (if shares are registered to an entity, ask for his/her title and confirm that he/she is authorized to direct the voting of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shares), your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will ask how many shares you own (answer optional) and confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co. on behalf of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. Today's date is __________ and the time is __________.

May I please have your full name? (If shareholder is an entity, ask for his/her title? Also ask him/her to confirm that he/she is authorized to direct the voting of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shares?)

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for the last 4 digits of the entity's Tax Identification Number)

     Input the last 4 digits of the SSN/TIN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

ACTUAL VOTING

Your Board of Trustees is asking you to consider a series of proposals which they have studied carefully. They recommend that you vote in favor of all proposals. Would you like to vote in favor of all the proposals as recommended by your Board?

     If you are required to read the proposals individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are:

        F = For proposal.
        A = Against proposal.
        B = Abstain.

     For Trustee voting, the only valid responses are:

        F = For at least one or more of the nominees.
        W = Withhold authority for all nominees.

CLOSING

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the Fund.

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                             EATON VANCE TAX-MANAGED
                                SMALL-CAP GROWTH
                                    FUND 1.2



--------------------------------------------------------------------------------
ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2. You should have received material in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled to be held on JUNE 6, 2003.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-848-3155.

Thank you for your consideration.